UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2016

CHINA LENDING CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-36664	98-1192662
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11th Floor, Satellite Building 473 Satellite Road Economic Technological Development Zone Urumqi, Xinjiang, China	830000
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: +86 991-3072247

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2016, China Lending Corporation (the “Company”) entered into employment agreements (collectively, the “Employment Agreements”) with the following senior management: Li Jingping (President and Chief Executive Officer), Zhang Jianfeng (Vice President), Stephen Chan (Chief Financial Officer), Wang Hong (Vice President), Zhou Quan (Vice President), Qiao Yonggang (Chief Risk Management Advisor), Li Jie (Director of Sales), and Wang Wen (Corporate Secretary and Capital Market Director). The Employments Agreements were unanimously approved by the Company’s Compensation Committee on September 9, 2016.

The term of the Employment Agreements begin on September 9, 2016 and end on December 31, 2016. The Employment Agreements automatically renew for successive one year periods, subject to the Company’s right to terminate the Employment Agreements at any time upon sixty (60) days prior written notice for the Chief Executive Officer and the Chief Financial Officer, and thirty (30) days prior written notice for all the other senior management. In addition, during the term of the Employment Agreements, the Chief Executive Officer or the Chief Financial Officer has the right to resign and terminate his or her Employment Agreement upon sixty (60) days prior written notice to the Company, while all the other senior management have the right to resign and terminate his or her Employment Agreement upon thirty (30) days prior written notice to the Company. The Employment Agreements also contains covenants regarding non-competition and confidentiality. Pursuant to the Employment Agreements, it is anticipated that senior management will receive cash payments in the following amounts for the year of 2016, which include monthly salaries and performance bonuses payable in January of the next year, subject to the Compensation Committee’s satisfaction of each person’s annual performance review and the Company’s performance on the whole:

Name	Title	Estimated 2016 Total Compensation*
Li Jingping	President and CEO	RMB1,342,000 (US$200,000)
Zhang Jianfeng	Vice President	RMB697,000 (US$104,000)
Stephen Chan	CFO	RMB1,424,000 (US$213,000)
Wang Hong	Vice President	RMB697,000 (US$104,000)
Zhou Quan	Vice President	RMB697,000 (US$104,000)
Qiao Yonggang	Chief Risk Management Advisor	RMB697,000 (US$104,000)
Li Jie	Director of Sales	RMB500,000 (US$75,000)
Wang Wen	Corporate Secretary and Capital Markets Director	RMB500,000 (US$75,000)

* The estimated 2016 total compensation for each individual includes payments that he or she received as salaries from January 1, 2016 through July 5,2016, members of senior management served at Adrie Global Holding Limited and its subsidiaries, the target company of the business combination between the Company and Adrie Global Holding Limited.

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Li Jingping is the founder of and was appointed General Manager of Urumqi Feng Hui Direct Lending Limited (“Feng Hui”) since 2009. From 2000-2009, Ms. Li was Founder and Chairman of Jichen Financial Consultancy Co., Ltd., a financial planning and advisory service provider for business organizations in Xinjiang, China. Ms. Li has also worked for the Urumqi Municipal Mining Bureau.

Zhang Jianfeng was appointed as Managing Director of Feng Hui in 2014, legal representative of Feng Hui Ding Xin (Beijing) Financial Consulting Co., Ltd. (“Consulting”) in 2015, and General Manager of Consulting in 2016. Prior to joining Feng Hui, Mr. Zhang was the Assistant Chairman for Xinjiang Shengxiong Energy Co., Ltd. from 2010-2014, Managing Director of Guoding Wenlue Investment (HK) Co., Ltd. from 2008-2010, and Vice General Manager of Guangdong Baoli Hua New Energy Co., Ltd. from 2003-2007. Prior to this, Mr. Zhang held management positions with Shenzhen Huaixin Corporate Investment Advisor Co., Ltd., Stone Securities, and China Everbright Bank Securities. He became a Certified Securities Analyst in 1999, and has 22 years of management and executive experience with financial and securities companies.

Stephen Chan was appointed as Feng Hui Financial Group’s Chief Financial Officer in 2015. From 2013 to 2015, Mr. Chan served as an Executive Consultant for Ruger Consulting in Hong Kong, where he provided financial management, M&A, pre-IPO, and IPO consulting services to enterprises in Asia, Europe, and North America. Immediately prior to this, he spent one year as Chief Financial Officer and Chief Administration Officer for d.light design Inc., overseeing all financial management and reporting activities for the company. Mr. Chan also spent four years as CFO and Head of M&A for AAC Technologies from April 2008 to April 2012, overseeing all financial and reporting activities for the Hong Kong-listed multinational corporation. Mr. Chan also has experience in financial reporting activities for Flextronics, China BAK Battery, Inc., Niagara Machine Products Corporation, International Financial Data Services, Rhythms Canada Inc., Grey Island Systems International Inc., NRS Gold Realty and Property Management Ltd., and Interocean Enterprises Inc.

Wang Hong was appointed Vice General Manager of Operations for Feng Hui in 2015. Prior to joining Feng Hui, Ms. Wang spent seven years as General Manager of Xinjiang Rongtong Communication Technology Co., Ltd. and four years as Vice General Manager of Leon Technology Co., Ltd. Ms. Wang also has experience as Sales Director of the Xinjiang Branch of Pingan Insurance and Director of the Publicity Division for Urumqi Petrochemical Co., Ltd.

Zhou Quan was appointed Deputy General Manager for Feng Hui in 2015. As of January 1st, 2016, Mr. Zhou has terminated his employment with Feng Hui, and was appointed Vice General Manager for Consulting. Prior to joining Feng Hui in 2015, Mr. Zhou was a Chairman of a large financial guarantee company, involved in investment, M&A and financial analysis. He has over 20 years of experience in the financial industry, and he received a Bachelor’s in Economics, CPA, ACCA.

Qiao Yonggang has been in charge of business strategy and capital market operations as the Chief Risk Management Advisor for Consulting since 2014. From 2009-2014, Mr. Qiao was manager in the Risk Management Department for Feng Hui. Prior to joining Feng Hui, Mr. Qiao spent 27 years as a Loan Service Director for the Xinjiang Branch of the Agricultural Bank of China.

Li Jie was appointed Loan Service Director of Feng Hui in 2014. From 2003-2014, Ms. Li worked for Urumqi Commercial Bank, holding the position of Deputy Manager of the Gaoxin Sub-Branch (2013-2014), Manager of the Huilai Sub-Branch (2006-2013), and Floor Manager of the Huanghe Road Sub-Branch (2003-2006). Prior to this, Ms. Li spent seven years as Business Director of Urumqi Urban Credit Cooperative.

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Wang Wen was appointed Feng Hui’s Capital Market Director in 2015. On January 1, 2016, Ms.Wang Wen terminated her employment with Feng Hui, and was appointed Capital Market Director for Consulting. Prior to joining Feng Hui in 2015, Ms. Wang was a Data Analyst in the Economic Research Division for the U.S. Travel Association. From 2006-2011, Ms. Wang was a Lecturer in the Financial Engineering Department at Sichuan University. During her career, Ms. Wang has also worked for Shenzhen Securities Information Co., Ltd. and the Sichuan Branch of Industrial and Commercial Bank of China.

There are no family relationships between any member of senior management and any other executive officer or director of the Company. There have been no transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which any member of senior management had, or will have, a direct or indirect material interest.

Copies of the Employment Agreements are attached as exhibits to this Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Li Jingping Employment Agreement, dated September 9, 2016.
10.2	Zhang Jianfeng Employment Agreement, dated September 9, 2016.
10.3	Stephen Chan Employment Agreement, dated September 9, 2016.
10.4	Wang Hong Employment Agreement, dated September 9, 2016.
10.5	Zhou Quan Employment Agreement, dated September 9, 2016.
10.6	Qiao Yonggang Employment Agreement, dated September 9, 2016.
10.7	Li Jie Employment Agreement, dated September 9, 2016.
10.8	Wang Wen Employment Agreement, dated September 9, 2016.

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Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA LENDING CORPORATION

September 13, 2016	By:	/s/ Li Jingping
Li Jingping
President and Chief Executive Officer

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